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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act, of 1934


                          Date of Report: May 28, 2003
                        (Date of earliest event reported)



                  ABN AMRO Mortgage Corporation, Series 2003-6
                  --------------------------------------------
             (Exact name of registrant as specified in its charter)

        DELAWARE                      333-101550                 36-3886007
(State or Other Jurisdiction of      (Commission              (I.R.S. Employer
Incorporation)                       File Number)            Identification No.)

135 South LaSalle Street
Chicago, Illinois                                                    60603
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(Address of Principal                                              (Zip Code)
Executive Offices)


      Registrant's telephone number, including area code, is (312) 904-2000


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Item 5.  Other Events.
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                  On May 28, 2003, ABN AMRO Mortgage Corporation caused the issuance and sale of the Multi-Class Mortgage Pass-Through Certificates, Series 2003-6, pursuant to the Pooling and Servicing Agreement, dated as of May 1, 2003, among ABN AMRO Mortgage Corporation as depositor, ABN AMRO Mortgage Group, Inc. and Washington Mortgage Mutual Securities Corp., each a seller and servicer and JPMorgan Chase Bank, as trustee.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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         (a) Not applicable

         (b) Not applicable

         (c) Exhibits:

Exhibit No.                Document Description
-----------                --------------------

1.1 Underwriting Agreement, dated as of January 23, 2003, among ABN AMRO Mortgage Corporation, LaSalle Bank Corporation, Credit Suisse First Boston LLC and ABN AMRO Financial Services, Inc.

1.2 Terms Agreement dated May 27, 2003, among ABN AMRO Mortgage Corporation, LaSalle Bank Corporation, Credit Suisse First Boston LLC and ABN AMRO Financial Services, Inc.

4.1 Pooling and Servicing Agreement dated as of May 1, 2003, among ABN AMRO Mortgage Corporation, as depositor, JPMorgan Chase Bank, as trustee, Washington Mutual Mortgage Securities Corp., as seller and servicer and ABN AMRO Mortgage Group, Inc., as seller and servicer.

4.2 Mortgage Loan Purchase Agreement dated May 28, 2003, between ABN AMRO Mortgage Group, Inc. and ABN AMRO Mortgage Corporation.

4.3 Whole Loan Purchase Agreement dated May 1, 2003, between Washington Mutual Mortgage Securities Corp. and ABN AMRO Mortgage Corporation.

4.4 Mortgage Loan Purchase Agreement dated May 28, 2003, between Washington Mutual Mortgage Securities Corp. and ABN AMRO Mortgage Corporation.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                                   ABN AMRO MORTGAGE
                                                   CORPORATION

                                                   By:   /s/ Maria Fregosi
                                                         ---------------------
                                                   Name:     Maria Fregosi
                                                   Title:    Vice President

Dated: July 21, 2003